Exhibit 10.4

AMENDMENT NO. 1 TO
SUBSCRIPTION AGREEMENT FOR SHARES OF SERIES A PREFERRED STOCK AND COMMON STOCK PURCHASE WARRANTS

This AMENDMENT NO. 1 to the original Subscription Agreement for Shares of Series A Preferred Stock and Common Stock Purchase Warrants dated March 29, 2018 (the “Agreement”) is made as of March 29, 2018 by, and between MYnd Analytics, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto (each, an “Investor,” and collectively, the “Investors”).

WITNESSETH

In consideration for the mutual promises and covenants herein, the parties agree as follows:

WHEREAS, the Company entered into the Agreement whereby the Company sold, in a private placement, an aggregate of 1,050,000 shares of newly-designated Series A Preferred Stock (“Series A Preferred Stock”), par value $0.001 per share (the “Shares”) and Warrants (the “Warrants”) to purchase an aggregate of 525,000 shares of Common Stock (“Common Stock”), par value $0.001 per share to accredited investors pursuant to a Confidential Offering Memorandum dated March 28, 2018 (the “Offering”); and

WHEREAS, the undersigned desires to provide for an amendment (the “Amendment”) as follows:

Section 1 – EXCHANGE OF SHARES

1.1       Amendment. Each Investor hereby agrees that at the time of the Agreement, they should have been issued the number of Shares of Series A Preferred Stock and the number Shares of Series A-1 Preferred Stock (“Series A-1 Preferred Stock”), par value $0.001 per share listed on Schedule A to this Amendment. The Series A-1 Preferred Stock will be issued pursuant to the Certificate of Designation, Preferences and Rights of Series A-1 Preferred Stock (“Certificate of Designation”), attached hereto as Schedule B. In addition, the Investors agree that the Company will issue upon exchange of the Warrants that were originally issued pursuant to the Agreement, the Warrants in the form attached hereto as Schedule C. The replacement of the Series A Preferred Stock and the Warrants shall occur simultaneously with the execution of this Amendment.

1.2       Agreement. All terms of the Agreement and all representations and warranties shall remain in full force and effect and shall be true and correct with respect to the Series A-1 Preferred Stock and Warrants as if they were the Series A Preferred Stock and original Warrants and as if made as of the date of this Amendment.

Section 2 - Miscellaneous

4.1       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state. The Company and each Investor consent to personal jurisdiction in New York County, New York.

4.2       Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Company and each Investor and their respective successors and assigns.

4.3       Entire Agreement. This Amendment, the Agreement, the Warrant and the Certificate of Designation constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

4.4       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

4.5       California Commissioner of Corporations. THE SALE OF THE SHARES AND WARRANTS WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SHARES AND WARRANTS OR PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SHARES AND WARRANTS PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SHARES IS EXEMPT FROM QUALIFICATIONS BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

MYND ANALYTICS, INC.

By:	/s/ Donald E. D’Ambrosio
Name: Donald E. D’Ambrosio
Title: Chief Financial Officer

Address/Fax Number/E-mail Address for Notice:

26522 La Alameda

Mission Viejo, CA 92691

Fax: (866) 867 4446

ddambrosio@myndanalytics.com

INVESTOR:

By:	/s/ John Pappajohn
Name: John Pappajohn

By:	/s/ Mary Pappajohn
Name: Mary Pappajohn

[SIGNATURE PAGE TO AMENDMENT OF SUBSCRIPTION AGREEMENT]

SCHEDULE A

Name, Address, Fax Number, E-Mail Address and Tax ID Number of Investor	Aggregate Purchase Price
Name:_______________John Pappajohn__________________ Address:_____________________________________________ ____________________________________________________	250,000 Shares of Series A Preferred Stock 250,000 Shares of Series A-1 Preferred Stock
Name: _______________Mary Pappajohn__________________ Address:_____________________________________________ _____________________________________________	250,000 Shares of Series A Preferred Stock 250,000 Shares of Series A-1 Preferred Stock